UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549



                                     FORM 8-K


                                  CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 30, 2013

                               TECHNE CORPORATION

              (Exact Name of Registrant as Specified in its Charter)

       Minnesota                     0-17272                41-1427402

(State or Other Jurisdiction  (Commission File Number) (I.R.S. Employer
     Of Incorporation)                                   Identification
                                                             Number)

                             614 McKinley Place NE
                             Minneapolis, MN 55413

           (Address of Principal Executive Offices) (Zip Code)

                               (612) 379-8854

            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On December 30, 2013, Gregory J. Melsen informed Techne Corporation
(the "Company") of his decision to resign from the positions of Vice President of Finance and Chief Financial Officer of the Company, effective as of February 3, 2014.

     A copy of the press release announcing Mr. Melsen's resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits

     99.1  Press Release, dated January 2, 2014.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TECHNE CORPORATION

Date: January 2, 2014                  By:  /s/ Charles R. Kummeth
                                       ---------------------------------
                                       Charles R. Kummeth
                                       President and Chief Executive Officer





                                   EXHIBIT INDEX

	Exhibit No.     Description

	99.1            Press Release, dated January 2, 2014.